Exhibit 99.1

Premier Exhibitions, Inc. Investor & shareholders Day Las Vegas, Nevada January 20, 2010 P Welcome to

2 of 51 Forward Looking Statements As usual, we will make statements during the presentation which are forward looking. Our 10Ks, 10Qs and other SEC documents outline the risks associated with these statements and we encourage you to review them. We also incorporate non-GAAP financial measures in this presentation. A reconciliation of those measures to the most directly comparable GAAP measure is available on our website at www.prxi.com.

contents Overview Financial Analyses Revenue Architecture Exhibition Offering Branding Initiatives Marketing Initiatives Digital Strategy New Content Question & Answer Session

Overview

5 of 51 Overview Premier's Unique Opportunity Regain financial footing Increase shareholder value Reestablish position as market leader Key Attributes Unique assets Talented / passionate staff Reputation as innovator Key marketplace relationships Overview

6 of 51 Overview Progress Towards Restructuring Operational Stabilization Revenue Architecture Infrastructural Rationalization Repairing Relationships Assessing Existing Property Pipeline Addressed/Resolved Legacy Issues Capitalization Strategic Relationship Considerations Overview

7 of 51 Overview Critical Assessment of Properties/Processes Product Presentation Market Facing Activities Brand Extensions New Content Development Overview

8 of 51 overview Evaluation Conclusions Underinvestment in core business Early success drivers no longer available Historical approach and processes ineffective Solutions/opportunities abound for improvement Strategic and Operational Initiatives Priorities Detailed action plans Functional coordination Overview

Financial Analysis

10 of 51 BODIES: Monthly Average Attendance Per Show Promoter Permanent Self Ops Museum 10 2 10 2 12 3 7 10 10 3 2 1 Number of Shows Financial Analysis YTD

11 of 51 Titanic: Monthly Average Attendance Per Show Museum Permanent Promoter Self-op 9 1 3 1 9 1 3 1 5 1 5 Number of Shows Financial Analysis YTD

12 of 51 Marketing spend verses Average Ticket Price (ATP) '08 '09 '10 YTD '08 '09 '10 YTD '08 '09 Promoters Permanent Self-ops $8.73 $11.23 $6.49 $4.47 ATP Financial Analysis

13 of 51 Marketing spend verses Average Ticket Price (ATP) '08 '09 YTD '08 '09 '10 YTD '08 '09 '08 '09 '10 YTD Promoters Museums Self-ops Las Vegas $11.87 $6.13 $8.02 $7.77 $5.57 ATP Financial Analysis

14 of 51 Daily attendance Bodies (inset Black = Seattle) Break-even Cumulative attendance from day 1 for all BODIES shows from FY 09 to currently open Financial Analysis

15 of 51 Exhibition Revenue Trend Admissions Current period Licenses Future period Licenses Financial Analysis

16 of 51 How we measure progress Attendance per venue operating days Efficient operation - utilization Controlling costs - now focused on G&A Cash from Operations Financial Analysis

17 of 51 Attendance per day Total tickets torn Divided by the number of days open 1,314 1,164 1,106 843 951 704 589 757 735 808 602 Average daily attendance per show Financial Analysis

18 of 51 Optimal days for one show Productivity of the shows we have If we are configured to run 21 shows simultaneously What is the optimal amount of operating days? Typical show is in one place for six months During one year, two shows, but down time Tearing down/loading out/maintenance In transit/storage Loading in/setting up Optimal operation might be 80 to 85% Financial Analysis

19 of 51 Calculating Utilization Number of days open/operating Divided by maximum theoretical days to operate Requires knowing current capacity Financial Analysis Shows on tour simultaneously

20 of 51 Fluctuating Gross Profit Margins Financial Analysis

Revenue Architecture

22 of 51 Revenue Architecture Historical Approach Reactionary Operating Procedure Minimal Assessment of Markets and Venues Strained Third-Party Promoter Relationships Looking Forward or New Process Functional Group Coordination Critical Assessment of Markets and Venues Enhanced Lead Time Revenue Architecture

23 of 51 Revenue Architecture Looking Forward or New Process (cont'd) Outreach To Key Constituencies Assessment of Third-Party Resources Comprehensive Financial Assessment Progress To Date Majority of Shows Booked Successful Engagement of Potential Opponents Improved Third-Party Relationships More Efficient Internal Processes Revenue Architecture

Exhibition Offering

25 of 51 Exhibition Offering Current Presentation Effective Historically Based upon object-based museum-style design Lack of evolution to match consumers' expectations Saturation of Distribution Channels Titanic, Science Museums BODIES, fierce competition Recognized need to reinvigorate the Exhibition offering Exhibition Offering

26 of 51 Exhibition Offering BODIES Critical Review and Assessment Design and Guest Experience Core Business Units Key Findings Opportunities Exhibition Offering

27 of 51 Creative Development Design + Guest Experience Exhibition Offering

28 of 51 CORE BUSINESS UNITS Insight: Guest experience Med, Ed + beyond: Professional + social groups Events + PR+ Promo: Tell a story Partnerships: Big + small Forward thinking: More good stuff Exhibition Offering

29 of 51 KEY FINDINGS Design Messaging Exhibition Offering

30 of 51 BUSINESS OPPORTUNITIES Consumer Engagement Buzz Ambassadors Affiliations PR Profitability Exhibition Offering

31 of 51 Re-design Efforts Initial re-design efforts Seattle Dallas Exhibition Offering

32 of 51 Titanic Property Re-launch Current design The current design of Titanic uses artifacts and room recreations to tell her chronological story. Launched in Greenwich England in 1993 Currently 7 Titanic Exhibitions Over 22 million visitor's world wide Over 19 countries Over 75 cities Over 12 markets have hosted return engagements Exhibition Offering

33 of 51 Titanic Property Re-launch Product Review Implemented by new management Consisted of internal and external experts Historical, subject, entertainment perspective Redesign Team Premier's team along with museum, design, architecture, and movie professionals Goals Critical Evaluation Apply Market Research Create New Concepts Exhibition Offering

34 of 51 Titanic Re-launch Advisory Board 15 members from leading museums and entertainment companies Goals Review current state of exhibition Gain Broader Perspective Develop New Initiatives Conclusions Brand vision Design Mission Exhibition Offering

35 of 51 Titanic Litigation We have recovered approximately 5000 artifacts from the Titanic wreck site What are possible outcomes of our motion for salvage award? We own the 1987 Artifacts The federal court in Norfolk, Virginia has control over the over the post-1987 artifacts. Exhibition Offering

36 of 51 Titanic Litigation What happened in October? Why we were in front of the court? What's next for the court? We do not know when the Court will rule Exhibition Offering

Branding initiatives

38 of 51 Poor Marketing Has Limited Premier's Growth Historical Approach Leaned on sensationalism Announcement marketing Quick to market The problem: continued approach far too long Costly generic campaigns Little to no time to create excitement Limited outreach programs No consumer knowledge Branding Initiatives

39 of 51 Building a Strong Marketing Machine Initiatives Identify and profile current visitors Build a database of visitors and potential visitors Identify non-visitor profiles Brand strategy development for Premier and all brand properties Leverage digital marketing Design a better approach to market and venue selection Optimize Media Spend Branding Initiatives

40 of 51 Process towards growth Good consumer data Good marketing planning Good market data Tracking success Learn and optimize Branding Initiatives

Marketing Initiatives

42 of 51 New Marketing Approach Lowering Acquisition Costs Media Sponsorships: Capitalizing on "soft" media opportunities "Phasing" campaigns: Pre-opening Opening Transitional Campaign Final Weeks Marketing Initiatives

43 of 51 Las Vegas Marketing Example Changed creative Changed the media mix Invest in more solid advertising vehicles (outdoor) Increased online expenditure 0% to 15% - capturing tourists before they came to Vegas Marketing Initiatives

Digital Strategy

45 of 51 Digital Strategy What is a digital strategy? How does it provide value to organizations? Digital Strategy Awareness Consideration Attendance Loyalty Advocacy Consumer Purchasing Funnel Deeper levels of engagement

46 of 51 Digital Strategy Situation analysis Current state of digital at Premier Target audiences Awareness focus Titanic: A global brand Revenue streams Visitor experience Digital Strategy

47 of 51 Digital Strategy Opportunity for Premier Exploit the digital channel to achieve critical business objectives Strategy Leverage the digital channel to transform Premier Develop visitor relationships Increase revenue Create community Measure and optimize Digital Strategy

New Content

49 of 51 New Content Historical Approach Intuitive Selection Limited Identification and Development Process No Research Conducted Minimal Financial Assessment Looking Forward Research Concept Viability Financial Model Assessment Resource Identification and Activation Clear Development and roll-out timeline 360° Approach New Content

Q & A Session

Financial Appendix

52 of 51 Non-GAAP Measure This presentation contains certain financial measures that are not prepared in accordance with GAAP (generally accepted accounting principles in the U.S.). Such financial measures are referred to herein as "non-GAAP" and are presented here in accordance with Regulation G as promulgated by the Securities and Exchange Commission. A reconciliation of each such non- GAAP measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes each such non-GAAP financial measure provides useful information to investors, is provided below and in the table itself. It is also available on our website at www.prxi.com. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before certain unusual and/or non-cash charges, depreciation and amortization, loss (gain) on sale of operating assets, impairment of intangible assets and goodwill, and non-cash compensation expenses. The Company uses Adjusted EBITDA to evaluate the performance of its operating segments. The Company believes that information about Adjusted EBITDA assists investors by allowing them to evaluate changes in the operating results of the Company's portfolio of businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. Adjusted EBITDA is not calculated or presented in accordance with GAAP. A limitation on the use of Adjusted EBITDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenue in the Company's business. Accordingly, Adjusted EBITDA should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies. Therefore, Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies.

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